Ex 10.1

SEVENTH AMENDMENT TO LINE OF CREDIT PROMISSORY NOTE

THIS SEVENTH AMENDMENT TO LINE OF CREDIT PROMISSORY NOTE (this “Agreement”), dated as of the 11th day of June, 2015, is between and among ATRION CORPORATION, a Delaware corporation, ATRION MEDICAL PRODUCTS, INC., a Delaware corporation, HALKEY-ROBERTS CORPORATION, a Florida corporation,  QUEST MEDICAL, INC., a Delaware corporation, ALATENN PIPELINE COMPANY, LLC, an Alabama limited liability company, and ATRION LEASING COMPANY, LLC, an Alabama limited liability company (collectively, the “Borrowers”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, successor by merger to Wachovia Bank, National Association (the “Lender”).

R E C I T A L S:

A.           Lender has heretofore established a credit facility for the Borrowers' benefit in the current maximum principal amount of Forty Million Dollars ($40,000,000) (the “Credit Facility”).  The Credit Facility is evidenced and secured by the following loan documents:

1.           Loan and Security Agreement dated November 12, 1999 (evidencing a Credit Facility in the original maximum principal amount of $18,500,000), as amended by the following documents, each duly executed by Borrowers and Lenders:   an Amendment to Loan and Security Agreement dated as of December 26, 2001; a Second Amendment to Loan and Security Agreement dated November 7, 2003 (which such Second Amendment, among other things, increased the principal balance of the Credit Facility to $25,000,000); a Third Amendment to Loan and Security Agreement dated September 1, 2005; a Fourth Amendment to Loan and Security Agreement dated July 1, 2008; a Fifth Amendment to Loan and Security Agreement dated September 30, 2008; and a Sixth Amendment to Loan and Security Agreement and Loan Increase Agreement dated October 1, 2011 (which such Sixth Amendment, among other things, increased the principal balance of the Credit Facility to $40,000,000) (as amended, the “Loan Agreement”); and

2.           Line of Credit Promissory Note dated November 12, 1999 in the original stated principal amount of $18,500,000, as amended by the following documents, each duly executed by Borrowers and Lenders: a Note Extension Agreement dated August 31, 2001; a Second Amendment to Line of Credit Promissory Note dated December 26, 2001 (which such Second Amendment, among other things, increased the principal balance of the Line of Credit Note to $25,000,000); a Third Amendment to Line of Credit Promissory Note dated November 7, 2003; a Fourth Amendment to Line of Credit Promissory Note dated September 1, 2005; a Fifth Amendment to Line of Credit Promissory Note dated July 1, 2008; and a Sixth Amendment to Line of Credit Promissory Note dated as of October 1, 2011 (which such Sixth Amendment, among other things, increased the principal balance of the Line of Credit Note to $40,000,000) (as amended, the “Line of Credit Note”), evidencing the Line of Credit Loan portion of the Credit Facility.

B.           The Credit Facility terminates on the Termination Date of October 1, 2016 and the outstanding principal balance of all Advances, together with accrued and unpaid interest thereon, is due and payable in full on the Termination Date of October 1, 2016.

C.           Borrowers have requested that the Termination Date be extended until October 1, 2021 and Lender has so agreed on the terms set forth below.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms.  Capitalized terms used in this Agreement without definition shall have the meanings ascribed to them in the Line of Credit Note.

2. Termination Date Extended. The Line of Credit Note is hereby modified and amended to extend the Termination Date from October 1, 2016 until October 1, 2021 by deleting in its entirety the Defined Term “Termination Date” as the same appears in Section 1 of the Line of Credit Note, and by inserting in lieu thereof the following:

“Termination Date” means October 1, 2021, or such earlier date on which the obligations of the Lender to make Advances hereunder are terminated pursuant to the terms of this Agreement.

3. Pricing Matrix.  The Pricing Matrix attached as Exhibit A is hereby deleted in its entirety and the Revised Pricing Matrix attached as Revised Exhibit A is inserted in lieu thereof.

4. Amendment to Loan Agreement. Contemporaneously herewith, Borrowers and Lender have entered into that certain Seventh Amendment to Loan and Security Agreement.  Accordingly, all references in the Line of Credit Note to the “Loan Agreement” shall henceforth refer to the Loan Agreement, as amended by the Seventh Amendment to Loan Agreement and Security Agreement.

5. Confirmation of Obligations.  Except as herein modified, the Line of Credit Note shall remain in full force and effect, and the Line of Credit Note is hereby ratified and affirmed in all respects.

6. No Novation and No Release of Collateral. The execution and delivery of this Agreement shall not be interpreted or construed as, and in fact does not constitute, a novation, payment, or satisfaction of all or any portion of the Line of Credit Note; rather, this Agreement is strictly amendatory in nature.  The execution, delivery, and performance of this Agreement shall not operate to release any Collateral securing the Line of Credit Note nor modify or otherwise affect the lien and security interest held by Lender in and to such Collateral.

7. Counterparts. This Agreement may be executed in multiple counterparts and using multiple signature pages and shall be binding and enforceable at such time as each party has executed a counterpart of this Agreement.  The signature of any party to a counterpart of this Agreement shall bind such party to the same extent as if all parties executed a single original hereof.

8. Interpretation. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party to this Agreement by any court or other governmental or judicial authority by reason of such party's having or being deemed to have structured or dictated such provision.

9. Integration.  Borrowers acknowledge and agree that no promises, agreements, understandings, or commitments of any nature whatsoever have been made by or on behalf of Lender in respect to the Credit Facility and the Line of Credit Note, except as set forth herein.  Specifically, Borrowers acknowledge and agree that Lender has made no agreement, and is in no way obligated, to grant any extension, indulgence, forbearance, or consent with respect to the Credit Facility or the Line of Credit Note or any matter relating to the Credit Facility or the Line of Credit Note, except as specifically set forth herein.

10. Severability.  If any provisions of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

11. Controlling Law. THE VALIDITY, INTERPRETATION, ENFORCEMENT AND EFFECT OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ALABAMA.  ONE OF THE LENDER'S PLACES OF BUSINESS IS LOCATED IN JEFFERSON COUNTY IN THE STATE OF ALABAMA, AND THE BORROWERS AGREE THAT THE LINE OF CREDIT LOAN SHALL BE FUNDED FROM AND THIS AGREEMENT SHALL BE HELD BY LENDER AT SUCH PRINCIPAL PLACE OF BUSINESS, AND THE HOLDING OF THIS AGREEMENT BY LENDER THEREAT SHALL CONSTITUTE SUFFICIENT MINIMUM CONTACTS OF BORROWERS WITH JEFFERSON COUNTY AND THE STATE OF ALABAMA FOR THE PURPOSE OF CONFERRING JURISDICTION UPON THE FEDERAL AND STATE COURTS PRESIDING IN SUCH COUNTY AND STATE.

11.           Waiver of Jury Trial. BORROWERS HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATED TO LOAN OBLIGATION, THIS AGREEMENT, OR ANY OTHER LOAN DOCUMENT, OR IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF LENDER AND BORROWERS WITH RESPECT TO THE LOAN OBLIGATIONS, THIS AGREEMENT, AND ANY OTHER LOAN DOCUMENT, OR IN CONNECTION WITH THE TRANSACTIONS RELATED HERETO OR CONTEMPLATED HEREBY OR THE EXERCISE OF ANY PARTY'S RIGHTS AND REMEDIES WITH RESPECT TO THE LOAN OBLIGATIONS, THIS AGREEMENT, OR OTHERWISE, OR THE CONDUCT OF THE RELATIONSHIP OF THE PARTIES HERETO, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.  BORROWERS ACKNOWLEDGE THAT LENDER MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED AGREEMENT OF THE BORROWERS IRREVOCABLY TO WAIVE THEIR RIGHTS TO TRIAL BY JURY, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN BORROWERS AND LENDER SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

[Signatures on Following Pages]

IN WITNESS WHEREOF, Borrowers and Lender have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

BORROWERS:

ATRION CORPORATION, a Delaware corporation

By:	/s/ Jeffery Strickland
Jeffery Strickland
Its Vice President

ATRION MEDICAL PRODUCTS, INC., a Delaware corporation

By:	/s/ Jeffery Strickland
Jeffery Strickland
Its Vice President

HALKEY-ROBERTS CORPORATION, a Delaware corporation

By:	/s/ Jeffery Strickland
Jeffery Strickland
Its Vice President

QUEST MEDICAL, INC., a Texas corporation

By:	/s/ Jeffery Strickland
Jeffery Strickland
Its Vice President

ALATENN PIPELINE COMPANY, LLC, an Alabama limited liability company

By:	/s/ Jeffery Strickland
Jeffery Strickland
Its Vice President

ATRION LEASING COMPANY, LLC,

By:	/s/ Jeffery Strickland
Jeffery Strickland
Its Vice President

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

By:	/s/ Jason Ford
Jason Ford
Its: Vice President

REVISED EXHIBIT A
PRICING MATRIX
(Effective June 11, 2015)

If the ratio of Funded Debt/EBITDA is:	The Line of Credit Loan Margin will be:	The Unused Line Fee will be:	The Term Loan Margin will be:

Less than 1.50	100 bps (1.00%)	6.5 bps (.065%)	125 bps (1.25%)
1.50 or greater but less than 2.00	137.5 bps (1.375%)	6.5 bps (.065%)	162.50 bps (1.625%)
2.00 or greater but less than 2.25	175 bps (1.75%)	6.5 bps (.065%)	200 bps (2.00%)